UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

SRM ENTERTAINMENT, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

First mailed to shareholders on or about November 21, 2024

Dear Shareholder:

We invite you to attend the 2024 Annual Meeting of Shareholders of SRM Entertainment, Inc. to be held on December 4, 2024 at 11:00 a.m. Eastern Time at 1061 E. Indiantown Rd., Ste. 110, Jupiter, FL 33477. The Notice of the Annual Meeting and Proxy Statement accompanying this letter provide information concerning matters to be considered and acted upon at the meeting.

Your vote is important. We encourage you to read all of the information in the Proxy Statement and vote your shares as soon as possible. Whether or not you plan to attend, you can be sure your shares are represented at the Annual Meeting by promptly submitting your vote by the Internet, by telephone or by mail.

On behalf of the Board of Directors, thank you for your continued confidence and investment in SRM Entertainment, Inc.

Sincerely,

/s/ Richard Miller
Richard Miller
Chairman of the Board of Directors

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SRM ENTERTAINMENT, INC.

1061 E. Indiantown Rd., Ste. 110

Jupiter, FL 33477

(407) 230-8100

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON

DECEMBER 4, 2024

To the shareholders of SRM Entertainment, Inc.:

You are cordially invited to attend the Annual Meeting of Shareholders (the “Annual Meeting”) of SRM Entertainment, Inc., a Nevada corporation (together with its subsidiaries, the “Company,” “SRM Entertainment,” “we,” “us” or “our”). The Annual Meeting will be held on December 4, 2024, at 11:00 a.m. Eastern time at 1061 E. Indiantown Rd., Ste. 110, Jupiter, FL 33477, for the following purposes:

1.	To elect five directors to hold office until the next annual meeting of shareholders or until each of their successors are elected and qualified (Proposal No. 1);

2.	To approve the SRM Entertainment, Inc. 2024 Equity Incentive Plan (the “2024 Equity Plan”) to increase the number of shares authorized for issuance by 2,250,000 shares (Proposal No. 2);

3.	To ratify the appointment of M&K CPAS, PLLC as our independent registered public accounting firm for the fiscal year ending December 31, 2024 (Proposal No. 3);

4.	To approve, on a non-binding advisory basis, the compensation of our named executive officers (Proposal No. 4)

5.	To approve, on a non-binding advisory basis, the frequency of future advisory votes on the compensation of our named executive officers (Proposal No. 5)

6.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement, which is attached and made a part of this Notice. Only shareholders of record of our common stock, par value $0.0001 per share, at the close of business on November 6, 2024 (the “Record Date”), will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

You are cordially invited to attend the Annual Meeting in person.

Whether or not you expect to attend the Annual Meeting, please submit a proxy to vote your shares either via Internet or by mail. If you choose to submit your proxy by mail, please complete, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope in order to ensure representation of your shares. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

Accordingly, on or about November 21, 2024 we will begin mailing the Proxy Materials to all shareholders of record as of the Record Date.

By Order of the Board of Directors

/s/ Richard Miller
Richard Miller
Chairman

November 20, 2024
Jupiter, Florida

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SRM ENTERTAINMENT, INC.

PROXY STATEMENT

General Information

This Proxy Statement is being furnished to the shareholders of SRM Entertainment, Inc. (together with its subsidiary, the “Company,” “SRM Entertainment,” “we,” “us” or “our”) in connection with the solicitation of proxies by our Board of Directors (the “Board of Directors” or the “Board”) for use at the Annual Meeting of Shareholders to be held on December 4, 2024 at 11:00 a.m. Eastern time at 1061 E. Indiantown Rd., Ste. 110, Jupiter, FL 33477, and at any and all adjournments or postponements thereof (the “Annual Meeting”), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Accompanying this Proxy Statement is a proxy/voting instruction form (the “Proxy”) for the Annual Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement. It is contemplated that this Proxy Statement and the accompanying form of Proxy will be mailed to the Company’s shareholders on or about November 21, 2024.

How do I attend the Annual Meeting?

The Annual Meeting will take place at 1061 E. Indiantown Rd., Ste. 110, Jupiter, FL 33477. You are entitled to participate in the Annual Meeting only if you were a shareholder of the Company as of the close of business on November 6, 2024 (the “Record Date”). As of the Record Date, there were 13,876,477 shares of our common stock issued and outstanding and entitled to vote, which represented 29 holders of record. Each holder of shares of common stock is entitled to one vote for each share of stock held on the proposals presented in this Proxy Statement. Our bylaws, as amended, provide that a majority of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders.

You will be able to attend the Annual Meeting online and submit questions during the meeting. To attend the Annual Meeting, you will need the control number included on your proxy card or on the instructions that accompanied your proxy materials or other information, as instructed, through your broker, bank or other holder of record. Shares held in your name as the shareholder of record may be voted during the Annual Meeting. If your shares are held in the name of a broker, bank, or other nominee, you should contact your broker, bank, or other nominee to obtain your control number or other instructions provided by your broker, bank or other holder of record. However, even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the Annual Meeting.

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How do I vote?

Record-date holders of our common stock have the following methods of voting:

1.	Vote by Internet. You may vote your shares by following the “Vote by Internet” instructions on the accompanying proxy card/voting instruction form. If you vote over the Internet, you do not need to vote electronically at the Annual Meeting or complete and mail your proxy card/voting instruction form.

2.	Vote by Mail. To vote by mail, please mark, date, sign and promptly mail your proxy card/voting instruction form (a postage-paid envelope is provided for mailing in the United States).

3.	Vote by Phone. The telephone number for voting by phone is on your proxy card/voting instruction form.

4.	Vote at the Annual Meeting. Attend and vote at the Annual Meeting. To participate in the Annual Meeting, you may need the control number included on your proxy card or other information on the instructions that accompanied your proxy materials.

Soliciting Proxies

We will solicit shareholders by mail through our employees and will request banks and brokers and other custodians, nominees and fiduciaries, to solicit their customers who have stock of the Company registered in the names of such persons and will reimburse them for reasonable, out-of-pocket costs. In addition, we may use the services of our officers and directors to solicit proxies, personally or by telephone, without additional compensation.

Why am I being provided with these proxy materials?

We have delivered printed versions of these proxy materials to you by mail in connection with the solicitation by our Board of proxies for the matters to be voted on at our Annual Meeting and at any adjournment or postponement thereof.

What do I do if my shares are held in “street name”?

If your shares are held in a brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in “street name.” As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by following their instructions for voting. Please refer to information from your bank, broker or other nominee on how to submit your voting instructions.

What if other matters come up at the Annual Meeting?

At the date this Proxy Statement went to press, we did not know of any matters to be properly presented at the Annual Meeting, other than those referred to in this Proxy Statement. If other matters are properly presented at the meeting or any adjournment or postponement thereof for consideration, and you are a shareholder of record and have submitted a proxy card, the persons named in your proxy card will have the discretion to vote on those matters for you.

Voting of Proxies

All valid proxies received prior to the Annual Meeting will be voted. The Board of Directors recommends that you vote by proxy even if you plan to attend the Annual Meeting. You can vote your shares by proxy via Internet or mail. To vote via Internet, go to www.proxyvote.com and follow the instructions. To vote by mail, fill out the enclosed proxy card, sign and date it, and return it in the enclosed postage-paid envelope. Voting by proxy will not limit your right to vote at the Annual Meeting if you attend the Annual Meeting. However, if your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy executed in your favor, from the holder of record to be able to vote at the Annual Meeting.

We will provide Internet proxy voting to all shareholders and allow you to vote your shares at the Annual Meeting, with procedures designed to ensure the authenticity and correctness of your vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

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Revocability of Proxies

All proxies which are properly completed, signed and returned prior to the Annual Meeting, and which have not been revoked, will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed. A shareholder may revoke his or her proxy at any time before it is voted either by submitting to the Secretary of the Company, at its principal executive offices located at 1061 E. Indiantown Rd., Ste. 110, Jupiter, FL 33477, a written notice of revocation or a duly-executed proxy bearing a later date or by attending the Annual Meeting and voting virtually.

Voting Procedures and Vote Required

A majority of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum at the Annual Meeting of shareholders. Shares represented by proxies which contain an abstention, as well as “broker non-vote” shares (described below) are counted as present for purposes of determining the presence or absence of a quorum for the Annual Meeting. All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting as specified in such proxies.

Vote Required for Election of Directors (Proposal No. 1).

Pursuant to our Bylaws, as amended, the Company uses a plurality of votes cast by the stockholders entitled to vote for the election of directors. Plurality of the votes cast means that those director nominees receiving the most “FOR” votes cast in favor of their election to the Board will be elected to the Board. Proxies cannot be voted for a greater number of persons than the number of nominees named or for persons other than the named nominees. Withholding a vote from a director nominee will not be voted with respect to the director nominee indicated and will have no impact on the election of directors although it will be counted for the purposes of determining whether there is a quorum. Broker non-votes will have no effect on the outcome of this proposal.

Vote Required to Approve the 2024 Equity Plan (Proposal No. 2).

Votes may be cast: “FOR,” “AGAINST” or “ABSTAIN.” The affirmative vote of the holders of a majority of the votes cast is required for the approval of the 2024 Equity Plan. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Vote Required to Approve the Ratification of Appointment of Independent Registered Public Accounting Firm (Proposal No. 3)

Votes may be cast: “FOR,” “AGAINST” or “ABSTAIN.” Our Bylaws, as amended, provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Articles of Incorporation, as amended, or applicable Nevada law), the affirmative vote of a majority of the shares represented at the Annual Meeting and entitled to vote, will be required for approval. Accordingly, the affirmative vote of a majority of the shares represented at the Annual Meeting and entitled to vote , will be required to approve the ratification of the appointment of the independent registered public accounting firm.

Vote Required to Approve on a non-binding advisory basis, the compensation of our named executive officers (Proposal No. 4).

Votes may be cast: “FOR,” “AGAINST” or “ABSTAIN.” The affirmative vote of a majority of the shares represented at the Annual Meeting and entitled to vote is required for the approval, on a non-binding advisory basis, the compensation of our named executive officers. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Vote Required to Approve on a non-binding advisory basis, the frequency of future advisory votes on the compensation of our named executive officers (Proposal No. 5).

Votes may be cast for: “1 Year,” “2 Years,” “3 Years,” or “ABSTAIN.” The voting frequency option that receives the highest number of votes cast by stockholders at the Annual Meeting will be the frequency for future advisory votes to approve the compensation of our named executive officers. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

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Shareholder List

For a period of at least 10 days prior to the Annual Meeting, a complete list of shareholders entitled to vote at the Annual Meeting will be available at our principal executive offices located at 1061 E. Indiantown Rd., Ste. 110 Jupiter, FL 33477, so that shareholders of record may inspect the list only for proper purposes.

Expenses of Solicitation

We will pay the cost of preparing, assembling and mailing this proxy-soliciting material, and all costs of solicitation, including certain expenses of brokers and nominees who mail proxy material to their customers or principals.

CORPORATE GOVERNANCE

Board of Directors

Members of Our Board of Directors

Set forth below are the names of and certain biographical information about each member of our Board of Directors. The information presented includes each director’s principal occupation and business experience for the past five years and the names of other public companies of which he or she has served as a director during the past five years.

The Board, upon the recommendation of our Nominating and Governance Committee, has nominated: Richard Miller, Douglas O. McKinnon, Christopher Marc Melton, Gary Herman, and Hans Haywood for election as directors, each to hold office until their successors are elected and qualified or until their earlier resignation or removal.

Name	Age	Position(s)
Richard Miller	57	Chief Executive Officer
Douglas O. McKinnon	74	Chief Financial Officer
Christopher Marc Melton	53	Independent Director
Gary Herman	60	Independent Director
Hans Haywood	56	Independent Director

The following describes the business experience of each of our directors and executive officers, including other directorships held in reporting companies:

Richard Miller, Chief Executive Officer and Chairman, has served as Chief Executive Officer and Director of the Company since November 2020. Previously, Mr. Miller served as the Chief Operating Officer and Chief Compliance Officer of Jupiter Wellness, Inc. (now known as Safety Shot, Inc.) from November 2018 until November 2020. Prior to his service to Jupiter Wellness, Mr. Miller served as president of Caro Consulting, Inc. a consulting firm that advises emerging growth companies. Over the last twenty years Mr. Miller has provided strategic advice to hundreds of companies across diverse industries. He has assisted C Level executives with expanding, financing and other challenges emerging companies face. Mr. Miller co-founded of Teeka Tan Suncare Products in 2004 and oversaw the development, design and launch of a diverse sun care product line along with the public offering of the company. He is an advocate for school safety and local schools through his grass roots group My School Counts.

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Douglas O. McKinnon, Chief Financial Officer, has served as our Chief Financial Officer since August 2023 and a member of our Board since August 2023. Mr. McKinnon served as Chief Financial Officer of Jupiter Wellness from August 2019 to August 2024 and has served as the Chief Executive Officer of AppYea, Inc. since March 2016. Mr. McKinnon has also served as a Director of Surna, Inc. since March 2014 and as Surna’s Executive Vice President and Chief Financial Officer since April, 2014. Prior to Surna, Inc., Mr. McKinnon served as Chief Executive Officer of 1st Resource Group, Inc. for four years. Mr. McKinnon’s 35+ year professional career includes financial, advisory and operational experience across a broad spectrum of industry sectors, including oil and gas, technology, and communications. He has served in C-level positions in both private and public sectors, including Chairman and CEO of an American-Stock-Exchange traded company, VP - Chief Administrative Officer of a $12-billion market cap Nasdaq-traded company for which the management team raised over $2.2 billion, CFO of several publicly-held US, Canadian and Australian companies, and CEO/CFO of various other private enterprises. As an entrepreneur, Mr. McKinnon has been involved in organizations ranging from start-up companies using venture capital funding to publicly traded institutional backed companies. Additionally, Mr. McKinnon has extensive merger and acquisition, and turnaround experience.

Christopher Marc Melton, Director, has served as one of our directors since April 2022. Mr. Melton has served as director of SG Blocks, Inc. since November of 2011 and currently serves as the Audit Committee Chairman. From 2000 to 2008, Mr. Melton was a Portfolio Manager for Kingdon Capital Management (“Kingdon”) in New York City, where he ran in excess of $1 Billion book in media, telecom, and Japanese investment. Mr. Melton opened Kingdon’s office in Japan, where he set up a Japanese research company. From 1997 to 2000, Mr. Melton served as a Vice President at JPMorgan Investment Management as an equity research analyst, where he helped manage $1 Billion plus in REIT funds under management. Mr. Melton was a Senior Real Estate Equity Analyst at RREEF Funds in Chicago from 1995 to 1997. Mr. Melton is Principal and co-founder of Callegro Investments, a specialist land investor. He currently serves on several Public and Private Boards as well as Chairman of the Audit Committee of a Nasdaq listed company.

Gary Herman has served on our Board since 2022. Mr. Herman is a seasoned investor with many years of investment and business experience. From 2005 to 2020 he co-managed Strategic Turnaround Equity Partners, LP (Cayman) and its affiliates. From January 2011 to August 2013, he was a managing member of Abacoa Capital Management, LLC, which managed Abacoa Capital Master Fund, Ltd., focused on a Global-Macro investment strategy. From 2005 to 2020, Mr. Herman was affiliated with Arcadia Securities LLC, a New York-based broker-dealer. From 1997 to 2002, he was an investment banker with Burnham Securities, Inc. From 1993 to 1997, he was a managing partner of Kingshill Group, Inc., a merchant banking and financial firm with offices in New York and Tokyo. Mr. Herman has a B.S. from the University at Albany with a major in Political Science and minors in Business and Music. Mr. Herman has many years of experience serving on the boards of public and private companies. He presently sits on the boards of Siyata Mobile, Inc. (NASDAQ: SYTA), LQR House, Inc. (NASDAQ: LQR), SusGlobal Energy Corp. (OTCQB: SNRG) and XS Financial, Inc. (CSE: XS). We believe Mr. Herman’s extensive board and investment experience makes him well-qualified to serve as a member of our board of directors.

Hans Haywood, Director, has served as a director of the Company since April 2022 and is currently a principal of HKA Capital Advisors, a platform from which to offer consulting services and develop proprietary trading algorithms, which he founded in 2010. From May 2011 to April 2018 Mr. Haywood was the Co-Chief Investment Officer and a Director of Tempest Capital AG, a Zurich-based family office/private equity fund, responsible for structuring and making activist investments in the technology and natural resource sectors. From May 2009 to March 2011, Mr. Haywood was the Chief Investment Officer of Panda Global Advisors, an emerging markets oriented Global Macro fund with a focus on liquid assets, sovereign credit, interest rates, foreign exchange, equity and commodities, which he founded in 2011. From July 2005 to December 2007, Mr. Haywood was a Partner and Senior Portfolio Manager for Sailfish Capital Partners, a multi-strategy fund, where he co-founded and managed the fund’s global Emerging Markets strategy. From December 1997 to June 2005, he was a Managing director at Credit Suisse where he managed the firm’s proprietary credit portfolio and was jointly responsible for the creation of the firm’s customer-oriented trading platform. Mr. Haywood received a master’s degree in Chemical Engineering from Imperial College, University of London in 1990. Mr. Haywood has served as a board member of SRM since December 2022. We believe Mr. Haywood’s extensive management and board experience makes him well-qualified to serve as a member of our board of directors.

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Board Diversity

The table below provides information relating to certain voluntary self-identified characteristics of our directors. Each of the categories listed in the table below has the meaning as set forth in NASDAQ Rule 5605(f).

Board Diversity Matrix (As of November 6, 2024)
Total Number of Directors	5
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	-	5
Part II: Demographic Background
African American or Black	-	-
Alaskan Native or Native American
Asian	-	-
Hispanic or Latinx
Native Hawaiian or Pacific Islander	-	-
White	-	5
Two or More Races or Ethnicities	-	-
LGBTQ	-
Did Not Disclose Demographic Background	-	-

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Term of Office

Our Board is elected annually by our stockholders. Each director shall hold office until a successor is duly elected and qualified or until his or her earlier death, resignation or removal.

Family Relationships

There are no family relationships among and between the issuer’s directors, officers, persons nominated or chosen by the issuer to become directors or officers, or beneficial owners of more than ten percent of any class of the issuer’s equity securities.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and officers, and the persons who beneficially own more than 10% of our Common Stock, to file reports of ownership and changes in ownership with the SEC. Copies of all filed reports are required to be furnished to us pursuant to Rule 16a-3 promulgated under the Exchange Act. Based solely on the reports received by us and on the representations of the reporting persons, we believe that these persons have complied with all applicable filing requirements during the year ended December 31, 2023 other than two transactions in 2023 by Hans Haywood that were not reported on Form 4s in a timely fashion. Mr. Haywood filed a Form 4 to report these two transactions in January 2024.

Board Composition

Director Independence

Our business and affairs are managed under the direction of our Board, which consist of five members. Under Nasdaq rules, independent directors must comprise a majority of a listed company’s board of directors, subject to certain exceptions. In addition, Nasdaq rules require that each member of a listed company’s audit, compensation and nominating and governance committees be independent, subject to certain phase-ins for newly-public companies. Under Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or (2) be an affiliated person of the listed company or any of its subsidiaries.

Our Board has undertaken a review of its composition, the composition of its committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board has determined that Messrs. Melton, Herman and Haywood do not have any relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the applicable rules and regulations of the SEC and the listing requirements and rules of Nasdaq. In making this determination, our Board considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director.

In making this determination, our Board considered the current and prior relationships that each non-employee director has with us and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director.

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Board Committees

Our Board has established Audit, Compensation, and Nominating and Corporative Governance Committees. Our Board may establish other committees to facilitate the management of our business. The composition and functions of the audit committee, compensation committee and nominating and corporate governance committee are described below. The charter of each committee is available on our corporate website at https://corporate.srmentertainment.com/corporate-governance. Members will serve on committees until their resignation or removal from the Board or until otherwise determined by our Board.

Audit Committee

Our audit committee consists of Mr. Melton, Mr. Herman and Mr. Haywood, with Mr. Melton serving as the chairman. Our Board has determined that Mr. Melton is an “audit committee financial expert” within the meaning of the SEC regulations. Our Board has also determined that each member of our audit committee can read and understand fundamental financial statements in accordance with applicable requirements. In arriving at these determinations, the Board has examined each audit committee member’s scope of experience and the nature of their employment in the corporate finance sector. The functions of this committee include:

●	selecting a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;

●	helping to ensure the independence and performance of the independent registered public accounting firm;

●	discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent accountants, our interim and year-end operating results;

●	developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;

●	reviewing our policies on risk assessment and risk management;

●	reviewing related party transactions;

●	obtaining and reviewing a report by the independent registered public accounting firm at least annually, that describes our internal quality-control procedures, any material issues with such procedures, and any steps taken to deal with such issues when required by applicable law; and

●	approving (or, as permitted, pre-approving) all audit and all permissible non-audit services, other than de minimis non-audit services, to be performed by the independent registered public accounting firm.

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Compensation Committee

Our compensation committee consists of Messrs. Melton, Haywood and Herman with Mr. Herman serving as the chairman. The functions of the compensation committee include:

●	reviewing and approving, or recommending that our Board approve, the compensation of our executive officers;

●	reviewing and recommending that our Board approve the compensation of our directors;

●	reviewing and approving, or recommending that our Board approve, the terms of compensatory arrangements with our executive officers;

●	administering our stock and equity incentive plans;

●	selecting independent compensation consultants and assessing conflict of interest compensation advisers;

●	reviewing and approving, or recommending that our Board approve, incentive compensation and equity plans; and

●	reviewing and establishing general policies relating to compensation and benefits of our employees and reviewing our overall compensation philosophy.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee consists of Messrs. Melton and Haywood and Herman, with Mr. Herman serving as the chairman. The functions of the nominating and governance committee include:

●	identifying and recommending candidates for membership on our Board;

●	including nominees recommended by stockholders;

●	reviewing and recommending the composition of our committees;

●	overseeing our code of business conduct and ethics, corporate governance guidelines and reporting; and

●	making recommendations to our Board concerning governance matters.

The nominating and corporate governance committee also annually reviews the nominating and corporate governance committee charter and the committee’s performance.

Board Leadership Structure and Role in Risk Oversight

Our Board is primarily responsible for overseeing our risk management processes. Our Board receives and reviews periodic reports from management, auditors, legal counsel, and others, as considered appropriate regarding our assessment of risks. Our Board focuses on the most significant risks we face our general risk management strategy, and also ensures that risks we undertake are consistent with our Board’s appetite for risk. While our Board oversees our risk management, management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks we face and that our Board leadership structure supports this approach.

Our amended and restated bylaws provide our Board with flexibility in its discretion to combine or separate the positions of Chairman of the Board and Chief Executive Officer. The Board currently does not separate the roles of Chief Executive Officer and Chairman of the Board and both positions are held by Richard Miller. Our Chief Executive Officer is responsible for setting the strategic direction of the Company and the day-to-day leadership and performance of the Company and as the Chairman he sets the agenda for the Board meetings, presides over meetings of the Board and tries to reach a consensus on Board decisions. The Board believes it should be able to freely select the Chairman of the Board based on criteria that it deems to be in the best interest of the Company and its stockholders, and therefore one person may serve as both the Chief Executive Officer and Chairman of the Board.

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Code of Ethics

We have adopted a code of ethics and conduct applicable to all of our directors, officers, employees and all persons performing similar functions. The code of ethics is available on our corporate website at https://srmentertainment.com/corporate-governance/. We expect that any amendments to the code, or any waivers of its requirements, will be disclosed in our public filings with the Commission.

Corporate Governance Guidelines

We have adopted a corporate governance guidelines that serve as a flexible framework within which our Board and its committees operate. These guidelines cover a number of areas including the size and composition of the Board, Board membership criteria and director qualifications, director responsibilities, Board agenda, roles of the chairman of the Board and Chief Executive Officer and Chief Financial Officer, meetings of independent directors, committee responsibilities and assignments, Board member access to management and independent advisors, director communications with third parties, director compensation, director orientation and continuing education, evaluation of senior management and management succession planning.

Involvement in Certain Legal Proceedings

To our knowledge, our directors and executive officers have not been involved in any of the following events during the past ten years:

1. any bankruptcy petition filed by or against such person or any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2. any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from or otherwise limiting his involvement in any type of business, securities or banking activities or to be associated with any person practicing in banking or securities activities;

4. being found by a court of competent jurisdiction in a civil action, the SEC or the Commodity Futures Trading Commission to have violated a Federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

5. being subject of, or a party to, any Federal or state judicial or administrative order, judgment decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of any Federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

6. being subject of or party to any sanction or order, not subsequently reversed, suspended, or vacated, of any self-regulatory organization, any registered entity or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

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EXECUTIVE COMPENSATION

Summary Compensation Table

Compensation was paid to our principal executive officer and our two other most highly compensated executive officers (our named executive officers) during the fiscal years indicated below.

				Stock	Option	All Other		Total
Name and Principal		Salary	Bonus	Awards	Awards	Compensation		Compensation
Position	Year	($)	($)	($)(1)	($)(1)	($)(2)		($)
Richard Miller (2)	2023	$175,000	$50,000	$	$		$25,000	$250,000
Chief Executive Officer	2022	$145,833	$-	$-	$		$5,000	$150,833

Douglas O. McKinnon(2)	2023	$61,875	$25,000	$	$		$12,500	$99,375
Chief Financial Officer	2022	$-	$-	$-	$		$-	$-

Taft Flitner	2023	$100,000	$68,717	$	$		$-	$168,617
President	2022	$100,000	$4,321	$	$	$		$104,321

Deborah McDaniel-Hand	2023	$90,000	$58,717	$	$	$		$158,617
Vice President of Production, Development and Operations	2022	$90,000	$17,820	$	$	$		$107,820

1.	There were no equity incentive plan compensation, option awards, nor stock awards in 2023 and 2022.

2.	Mr. Miller and Mr. McKinnon were paid $25,000 and $12,500 respectively for Director fees in 2023.

Employment Agreements with Named Officers

Richard Miller

On September 10, 2024, the Compensation Committee reviewed and recommended approval that the Company enter into a new Employment Agreement (the “CEO Employment Agreement”) with Mr. Miller as Chief Executive Officer. Following approval from the Compensation Committee and the Board, the Company entered into the CEO Employment Agreement effective January 1, 2024 (the “Effective Date”), which cancels and supersedes Mr. Miller’s previous employment agreement with the Company as of the Effective Date. The CEO Employment Agreement is for an initial term of 3 years from the date thereof (the “Initial Term”) and automatically renews for successive 1-year periods (the “Renewal Term”).

Pursuant to the Employment Agreement, the Company will compensate Mr. Miller a base salary of $225,000. Thereafter, the base salary shall increase at the rate of at least ten percent (10%) on January 1 of each following year. The base salary will be paid in semi-monthly installments subject to customary withholding for federal, state, and local taxes and other normal and customary withholding items. For each additional Renewal Term, the salary will be a ten percent (10%) increase over the previous year’s salary.

An annual cash bonus for Mr. Miller’s work shall be set by the Board and Compensation Committee and may be paid, at the election of the CEO, in cash or shares of common stock.

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The Company will grant a Restricted Share Award (“RSA”) of restricted shares of the Company’ common stock equal to the base salary to Mr. Miller and on January 1 of each year of the Initial Term or any Renewal Term thereafter, the Company shall grant him restricted shares pursuant to the Company’s Equity Incentive Plan (the “Plan”). Each RSA grant shall be fully vested upon grant. The RSA grants shall be subject to the terms of the Plan and any award agreement the Plan requires as a condition of the RSA grants.

As determined on a calendar year basis, the Company shall pay the CEO the following bonus payments (each a “Bonus”) when the following annual goals are met. Only one award shall be given for each of the following thresholds: 1% of any revenues up to $5 million; plus 1% of the second $5 million in revenues; plus 2% of the third $5 million in revenues; plus 2% of the fourth $5 million in revenues; plus 2% of all revenues in excess of $20 million; provided, that: (i) the Bonus is subject to a cap of $2 million; and (ii) the Bonus may be paid, at the election of the CEO, in cash or shares of common stock (calculated at the fair market value of such shares as determined by the Board).

When the Compensation Committee makes a written determination that the Company’s market capitalization, based on the closing price on a national securities exchange on 30 (thirty) consecutive trading days, exceeds the thresholds set forth below, the Company shall make the following equity incentive grants:

When the Compensation Committee makes a written determination that the Company’s market capitalization, based on the closing price on a national securities exchange on 30 (thirty) consecutive trading days, exceeds the thresholds set forth below, the Company shall make the following equity incentive grants:

Market Capitalization Goals	Value of Restricted Share Awards or Options to be Awarded
$50,000,000	$250,000
$100,000,000	$500,000
$500,000,000	$1,000,000

Each additional $500,000,000	$1,000,000

Douglas McKinnon

On August 5, 2019 (the “McKinnon Execution Date”), Jupiter Wellness, Inc. (“Jupiter”) entered into a written employment agreement with Douglas McKinnon, pursuant to which Mr. McKinnon shall serve as Jupiter’s Chief Financial Officer (the “McKinnon Employment Agreement”). Pursuant to the McKinnon Employment Agreement, Mr. McKinnon was granted 300,000 shares of Jupiter common stock. The McKinnon Employment Agreement has a term of three (3) years and shall automatically renew for one (1) year periods unless otherwise terminated by either party. Mr. McKinnon shall be paid a salary in an amount commensurate with his position and responsibilities at similar companies, subject to the mutual agreement between Jupiter and Mr. McKinnon. Effective June 1, 2021, the McKinnon Employment Agreement was amended such that if Mr. McKinnon is terminated either Voluntarily or Involuntarily other than for Cause, including but not limited to (i) a Change of Control or Attempted Change of Control, (ii) material merger or other material business combination, (iii) change of Board of Directors or Executive Officers or (iv) or other events as set forth in the respective Employment Agreement, the Employee is entitled to all compensation remaining to be paid during the then-current term of the Employment Agreement or one year whichever is greater plus an additional two-years. In connection with the “spin-off” of SRM from Jupiter, effective August 14, 2023, SRM assumed the responsibilities, terms, and conditions of the McKinnon Employment Agreement.

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Board Meetings and Attendance

During fiscal 2023, our Board held four (4) meetings. While they served as directors, each director attended 100% of the total number of meetings of the Board. The members of the Audit Committee and Compensation Committee attended 100% of the respective committee meetings. The Board and each of the committees also acted at times by unanimous written consent, as authorized by our bylaws and the Nevada General Corporate Law.

Shareholder Communications with the Board

Shareholders wishing to communicate with the Board, the non-management directors, or with an individual Board member may do so by writing to the Board, to the non-management directors, or to the particular Board member, and mailing the correspondence to: c/o Secretary, SRM Entertainment, Inc. 1061 E. Indiantown Rd., Ste. 110, Jupiter, FL 33477. The envelope should indicate that it contains a shareholder communication. All such shareholder communications will be forwarded to the director or directors to whom the communications are addressed.

Director Independence

Our board of directors has determined that each of the current directors, with the exception of Mr. Miller and Mr. McKinnon. Mr. Herman, Mr. Melton and Mr. Haywood, are “independent,” as defined by the listing rules of the Nasdaq Stock Market, or Nasdaq, and the rules and regulations of the SEC. Our board of directors has standing Audit, Compensation and Nominating and Governance Committees, each of which is comprised solely of independent directors in accordance with the Nasdaq listing rules. No director qualifies as independent unless the board of directors affirmatively determines that he has no direct or indirect relationship with us that would impair his independence. We independently review the relationship of the Company to any entity employing a director or on whose board of directors he or she is serving currently.

Stock Incentive Plan

On March 21, 2023, our Board of Directors and majority shareholders, respectively, approved the SRM Entertainment, Inc. 2023 Equity Incentive Plan (the “2023 Equity Plan”), to be administered by our Compensation Committee. Pursuant to the 2023 Equity Plan, we are authorized to grant options and other equity awards to officers, directors, employees and consultants. The purchase price of each share of common stock purchasable under an award issued pursuant to the 2023 Equity Plan, shall be determined by our Compensation Committee, in its sole discretion, at the time of grant, but shall not be less than 100% of the fair market of such share of common stock on the date the award is granted, subject to adjustment. Our Compensation Committee shall also have sole authority to set the terms of all awards at the time of grant. Pursuant to the 2023 Equity Plan, a maximum of 1,500,000 shares of our common stock shall be set aside and reserved for issuance, subject to adjustments as may be required in accordance with the terms of the 2023 Equity Plan. At December 31, 2023 the Company had issued a 100,000 stock grant to one of the company’s consultants and a total of 90,000 stock options to three of our Directors.

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Director Compensation

The following table sets forth the amounts paid to Directors during the years ended December 31, 2023 and 2022.

Directors	2023	2022
Richard Miller	25,000	5,000
Douglas O. McKinnon	12,500	-
Christopher Marc Melton	25,000	5,000
Gary Herman	25,000	5,000
Hans Haywood	25,000	5,000

Equity Compensation Plan Information

The following table shows the number of securities to be issued upon exercise or vesting of outstanding equity awards under the 2023 Plan as of December 31, 2023. The 2023 Plan called for 1,500,000 shares to be subject to the Plan. No options or grants were made during 2023.

	Number of securities to be issued upon exercise or vesting of outstanding equity awards (a)	Weighted- average exercise price of outstanding options (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a)) (c)
Equity compensation plans not approved by security holders	-	$-	1,500,000

Certain Relationships and Related Party Transactions

The Company has established policies and other procedures regarding approval of transactions between the Company and any employee, officer, director, and certain of their family members and other related persons. These policies and procedures are generally not in writing but are evidenced by long standing principles adhered to by our Board. The disinterested members of the Board review, approve and ratify transactions that involve “related persons” and potential conflicts of interest. Related persons must disclose to the disinterested members of the Board any potential related person transactions and must disclose all material facts with respect to such transaction. All such transactions will be reviewed by the disinterested members of the Board and, in their discretion, approved or ratified. In determining whether to approve or ratify a related person transaction the disinterested members of the Board will consider the relevant facts and circumstances of the transaction, which may include factors such as the relationship of the related person with the Company, the materiality or significance of the transaction to the Company and the related person, the business purpose and reasonableness of the transaction, whether the transaction is comparable to a transaction that could be available to the Company on an arms-length basis, and the impact of the transaction on the Company’s business and operations.

Since the beginning of fiscal year 2023, the Company did not have any transactions to which it has been a participant that involved amounts that exceeded or will exceed the lesser of (i) $120,000 or (ii) one percent of the average of the Company’s total assets at year-end for the last two completed fiscal years, and in which any of the Company’s directors, executive officers or any other “related person” as defined in Item 404(a) of Regulation S-K had or will have a direct or indirect material interest.

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Clawback Policy

We have adopted a compensation recovery (clawback) policy that states that, in the event we are required to prepare an accounting restatement, we will recover incentive-based compensation received by any current or former executive officer that was based upon the attainment of a financial reporting measure that was erroneously awarded during the three-year period preceding the date the restatement was required. The compensation recovery policy is available on our corporate website at https://corporate.srmentertainment.com/corporate-governance.

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, and Item 402(v) of Regulation S-K, which was adopted by the SEC in 2022, we are providing the following information regarding the relationship between “compensation actually paid” (“CAP”) to our principal executive officer (“PEO”), and non-PEO named executive officers (“NEOs”) and certain financial performance of the Company for the fiscal years listed below.

	Richard Miller – PEO		Non PEO NEOs		Value of Initial Fixed $100 Investment based
Fiscal Year	Summary Compensation Table Total(1)	Compensation Actually Paid(2)	Average Summary Compensation Table Total(3)	Average Compensation Actually Paid(4)	on Total Shareholder Return (“TSR”)(5)	Net Loss
2023	$250,000	$250,000	$142,203	$142,203	$31.12	$(2,053,859)

(1)	Represent the amounts of total compensation reported for our PEO during each corresponding year in the “Total” column of the Summary Compensation Table above.

(2)	Represents the amount of “compensation actually paid” to our PEO, as computed in accordance with Item 402(v) of Regulation S-K, with the following adjustments:

Fiscal Year	Summary compensation table total for Richard Miller (S)	Reported value of equity awards for Richard Miller ($)	Fair value as of year-end for awards granted during the year ($)	Fair value year-over-year increase or decrease in unvested awards granted in prior years ($)	Fair value of awards granted and vested during the year ($)	Fair value increase or decrease from prior year end for awards that vested during the year ($)	Compensation actually paid to Richard Miller ($)
2023	$250,000	—	—	—	—	—	$250,000

(3)	Represents the average of the amounts reported for our NEOs as a group (excluding our PEO) in each applicable year in the “Total” column of the Summary Compensation Table above. For fiscal 2023, this includes Douglas O. McKinnon, Taft Flitner, and Deborah McDaniel-Hand (the “Non-PEO NEOs”).

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(4)	Represents the average amount of “compensation actually paid” to the Non-PEO NEOs, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average compensation earned or paid to the Non-PEO NEOs during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the Non-PEO NEOs for each year:

Fiscal Year	Average summary compensation table total for Non-PEO NEOs ($)	Reported value of equity awards for NEOs ($)	Fair value as of year-end for awards granted during the year ($)	Fair value year-over-year increase or decrease in unvested awards granted in prior years ($)	Fair value of awards granted and vested during the year ($)	Fair value increase or decrease from prior year end for awards that vested during the year ($)	Average compensation actually paid to Non-PEO NEOs ($)
2023	$142,203	$-	$-	$-	$-	$-	$142,203

(5)	TSR is cumulative for the measurement periods beginning on August 15, 2023 (the initial day of trading following the pricing of our initial public offering) and ending on December 31, 2023, calculated by dividing the difference between our share price at the end and the beginning of the measurement period by our share price at the end of the measurement period. No dividends were paid in fiscal 2023.

(6)	The dollar amounts reported represent the amount of net loss reflected in our consolidated audited financial statements for the applicable years.

The illustrations below provide an additional graphical description of CAP compared to both our cumulative TSR and our net loss. As the illustrations show, the compensation actually paid to our PEO and Former PEO and the average amount of compensation actually paid to our non-PEO NEOs during the periods presented are not directly correlated with TSR. We do utilize several performance measures to align executive compensation with our performance, but those tend not to be financial performance measures, such as TSR. Compensation actually paid is influenced by numerous factors including, but not limited to, the timing of new grant issuances and award vesting, NEO mix, share-price volatility during the fiscal year, our mix of performance metrics and other factors.

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The illustration below compares our cumulative TSR over the period from our initial public offering date to December 31, 2023.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table as of November 6, 2024 sets forth certain information with respect to the beneficial ownership of our voting securities by (i) any person or group beneficially owning more than 5% of any class of voting securities; (ii) our directors, and; (iii) each of our named executive officers; and (iv) all executive officers and directors as a group. Percentages are based on 13,876,477 shares outstanding as of the Record Date. The information presented below regarding beneficial ownership of our voting securities has been presented in accordance with the rules of the Securities and Exchange Commission and is not necessarily indicative of ownership for any other purpose. Under these rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares the power to vote or direct the voting of the security or the power to dispose or direct the disposition of the security. A person is deemed to own beneficially any security as to which such person has the right to acquire sole or shared voting or investment power within 60 days of November 6, 2024, through the conversion or exercise of any convertible security, warrant, option or other right. More than one person may be deemed to be a beneficial owner of the same securities. Unless otherwise indicated, the address of all listed stockholders is c/o SRM Entertainment, Inc., 1061 E. Indiantown Rd., Ste. 110, Jupiter, FL 33477.

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	Shares of	% of Shares of
	Common Stock	Common Stock
	Beneficially	Beneficially
Name of Beneficial Owner	Owned	Owned
5% Holders

Safety Shot, Inc. (1)	3,436,005	24.8%

Jordan Schur (2)
	1,750,000	12.6%
Directors and Officers:

Richard Miller (3)	900,000	6.4%
Chief Executive Officer and Director

Douglas McKinnon (4)	436,388	3.1%
Chief Financial Officer and Director

Taft Flitner (5)	450,000	3.2%
President

Deborah McDaniel-Hand (6)	200,000	1.4%
Vice President of Production, Development and Operations

Gary Herman (7)	70,000	*
Director

Hans Haywood (8)	70,000	*
Director

Christopher Melton (9)	70,000	*
Director

All officers and directors (7 persons) (10)	2,196,388	14.8%

*.

(1) The address of Safety Shot, Inc. is 1061 E. Indiantown Rd., Ste. 110, Jupiter, FL 33477. We currently utilize office space leased by Safety Shot on a month-to-month basis at no cost.

(2) Mr. Schur is an executive officer and a member of the Board of Directors of Safety Shot, Inc.

(3) Includes 300,000 shares issuable upon exercise of options.

(4) Includes 200,000 shares issuable upon exercise of options.

(5) Includes 150,000 shares issuable upon exercise of options.

(6) Includes 100,000 shares issuable upon exercise of options.

(7) Includes 70,000 shares issuable upon exercise of options.

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(8) Includes 70,000 shares issuable upon exercise of options.

(9) Includes 70,000 shares issuable upon exercise of options.

(10) Includes 96,000 shares issuable upon exercise of options.

AUDIT COMMITTEE REPORT

The following Report of the Audit Committee (the “Audit Report”) does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Audit Report by reference therein.

Role of the Audit Committee

The Audit Committee’s primary responsibilities fall into three broad categories:

First, the Audit Committee is charged with monitoring the preparation of quarterly and annual financial reports by the Company’s management, including discussions with management and the Company’s outside auditors about draft annual financial statements and key accounting and reporting matters.

Second, the Audit Committee is responsible for matters concerning the relationship between the Company and its outside auditors, including recommending their appointment or removal; reviewing the scope of their audit services and related fees, as well as any other services being provided to the Company; and determining whether the outside auditors are independent (based in part on the annual letter provided to the Company pursuant to Independence Standards Board Standard No. 1).

Third, the Audit Committee reviews financial reporting, policies, procedures and internal controls of the Company. The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Audit Committee’s charter. In overseeing the preparation of the Company’s financial statements, the Audit Committee met with management and the Company’s outside auditors, including meetings with the Company’s outside auditors without management present, to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Audit Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee discussed the statements with both management and the outside auditors. The Audit Committee’s review included discussion with the outside auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees).

With respect to the Company’s outside auditors, the Audit Committee, among other things, discussed with M&K CPAS, PLLC matters relating to its independence, including the disclosures made to the Audit Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

Recommendations of the Audit Committee. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Board approve the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, for filing with the SEC.

This report has been furnished by the Audit Committee of the Board.

Christopher Marc Melton, Chairperson

Gary Herman

Hans Haywood

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MATTERS TO BE VOTED ON

PROPOSAL NO. 1: ELECTION OF DIRECTORS TO SERVE UNTIL THE NEXT ANNUAL MEETING OF SHAREHOLDERS OR
UNTIL THEIR RESPECTIVE SUCCESSORS SHALL HAVE BEEN DULY ELECTED
AND QUALIFIED

NOMINEES FOR ELECTION AS DIRECTOR

A total of five directors will be elected at the Annual Meeting to serve until the next annual meeting of shareholders, or until their successors are duly elected and qualified. Of the Board members whose term expires at the Annual Meeting, Richard Miller, Douglas O. McKinnon, Christopher Marc Melton, Gary Herman, and Hans Haywood are all standing for re-election. The persons named as “Proxies” in the enclosed Proxy will vote the shares represented by all valid returned proxies in accordance with the specifications of the shareholders returning such proxies. If no choice has been specified by a shareholder, the shares will be voted FOR the nominees. If at the time of the Annual Meeting any of the nominees named below should be unable or unwilling to serve, which event is not expected to occur, the discretionary authority provided in the Proxy will be exercised to vote for such substitute nominee or nominees, if any, as shall be designated by the Board. If a quorum is present and voting, the nominees for directors receiving a majority of the votes of the shares present in person or represented by proxy at the Annual Meeting will be elected. Abstentions and broker non-votes will have no effect on the vote.

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NOMINEES FOR ELECTION AS DIRECTOR

Nominees

Set forth below, and above under “Board of Directors,” is information regarding the five nominees for election to our Board:

Name	Position with the Company
Richard Miller	Chief Executive Officer, Treasurer and Chairman of the Board of Directors
Douglas O. McKinnon	Director
Christopher Marc Melton	Director
Gary Herman	Director
Hans Haywood	Director

Vote Required

The nominees for the five director seats who receive the largest number of votes cast “FOR” of the shares that are represented by proxy at the Annual Meeting and entitled to vote will be elected to serve as directors.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL OF THE ABOVE NOMINEES.

Proposal 2: TO APPROVE THE 2024 EQUITY PLAN

We currently maintain the 2023 Equity Plan. As of November 6, 2024, a total of 1,085,000 shares of our common stock were subject to outstanding awards granted under the 2023 Plan and an additional 415,000 shares were available for new award grants under the 2023 Plan. At December 31, 2023 the Company had issued, pursuant to the 2023 Equity Plan, a total of 90,000 stock options to three of our Directors. Subsequent to December 31, 2023, the Company has granted a total of 995,000 to officers, directors and employees.

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We are requesting that our shareholders approve the 2024 Equity Plan.

On November 12, 2024, our Board of Directors approved the SRM Entertainment, Inc. 2024 Equity Incentive Plan (the “2024 Equity Plan”), to be administered by our Compensation Committee. Pursuant to the 20243 Equity Plan, we are authorized to grant options and other equity awards to officers, directors, employees and consultants. The purchase price of each share of common stock purchasable under an award issued pursuant to the 2024 Equity Plan, shall be determined by our Compensation Committee, in its sole discretion, at the time of grant, but shall not be less than 100% of the fair market of such share of common stock on the date the award is granted, subject to adjustment. Our Compensation Committee shall also have sole authority to set the terms of all awards at the time of grant. Pursuant to the 2024 Equity Plan, a maximum of 2,250,000 shares of our common stock shall be set aside and reserved for issuance, subject to adjustments as may be required in accordance with the terms of the 2024 Plan.

The Board believes stockholder approval of the 2024 Plan is necessary to the long-term health of our company in order to support the effectiveness of our compensation, including executive and director compensation programs. We provide long-term incentives to our executives, employees, advisors and directors in the form of equity compensation, which we believe aligns their interests with the interests of our shareholders and fosters an ownership mentality that drives optimal decision-making for the long-term health and profitability of our company. Equally important, equity compensation is critical to our continuing ability to attract, retain and motivate qualified service providers.

Having an adequate number of shares available for future grants is necessary to promote our long-term success and the creation of shareholder value by:

●	Enabling us to continue to attract and retain the services of key employees and other service providers who would be eligible to receive grants;
●	Aligning participants’ interests with shareholders’ interests through incentives that are based upon the performance of our common stock;
●	Motivating participants, through equity incentive awards, to achieve long-term growth in the company’s business, in addition to short-term financial performance; and
●	Providing a long-term equity incentive program that is competitive as compared to other companies with who we compete for talent.

Currently, the shares available for issuance and number of awards outstanding pursuant to the 2023 Plan, as a percentage of the Company’s common stock outstanding as of November 13, 2024, is 2.9%. If this proposal is approved by our shareholders, the potential additional dilution to shareholders would increase by 10.7% to 13.6%.

The 2024 Equity Plan, as proposed, is attached as Appendix A to this proxy statement. Shareholders are urged to review it together with the following information, which is qualified in its entirety by reference to the complete text of the 2024 Equity Plan. If there is any inconsistency between the description of the 2024 Equity Plan included in this proxy statement and the terms of the 2024 Equity Plan, the terms of the 2024 Equity Plan shall govern.

Purpose

The objective of the 2024 Equity Plan is to encourage and enable the officers, employees, directors, consultants, advisors and other key persons of the Company and its subsidiaries, upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business, to encourage a sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries. It is further intended that certain options granted pursuant to the 2024 Equity Plan shall constitute incentive stock options within the meaning of Section 422 of the Code (the “Incentive Options”) while certain other options granted pursuant to the 2023 Equity Plan shall be nonqualified stock options (the “Nonqualified Options”). Incentive Options and Nonqualified Options are hereinafter referred to collectively as “Options.”

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Common Stock Reserved for Issuance under the 2024 Equity Plan.

Under the 2024 Equity Plan, the maximum number of shares reserved and available for issuance is 2,250,000 shares.

Plan Highlights

The essential features of our 2024 Equity Plan are outlined below Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the 2024 Equity Plan.

Eligibility

The persons eligible for participation in the 2024 Equity Plan as recipients of Options (the “Optionees”) or Restricted Stock (the “Grantees” and together with Optionees, the “Participants”) shall include directors, officers and employees of, and consultants and advisors to, the Company or any Subsidiary; provided that Incentive Options may only be granted to employees of the Company and any Subsidiary. In selecting Participants, and in determining the number of shares to be covered by each Option or award of Restricted Stock granted to Participants, the Committee may consider any factors it deems relevant, including, without limitation, the office or position held by the Participant or the Participant’s relationship to the Company, the Participant’s degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary, the Participant’s length of service, promotions and potential.

Grants

The 2024 Equity Plan permits the granting of incentive stock options, non-qualified stock options, and restricted stock awards (each an “Award” and collectively, “Awards”). Although all employees and all of the employees of our subsidiaries are eligible to receive grants under our 2024 Equity Plan, the grant to any particular employee is subject to the discretion of the Compensation Committee of the Board, comprised of not less than two directors (such body that administers the 2024 Equity Plan, the “Committee”).

The maximum number of shares reserved and available for issuance under the 2024 Equity Plan shall be 2,250,000 shares, subject to adjustment. Any shares covered by an Award (or portion of an award) which is forfeited or cancelled, expires or is settled in cash, shall be deemed not to have been issued for purposes of determining the maximum aggregate number of shares which may be issued under the 2024 Equity Plan. Any of such shares of Common Stock that may remain unissued and that are not subject to outstanding Options at the termination of the 2024 Equity Plan shall cease to be reserved for the purposes of the 2024 Equity Plan, but until termination of the 2024 Equity Plan the Company shall at all times reserve a sufficient number of shares of Common Stock to meet the requirements of the 2024 Equity Plan. Shares that actually have been issued under the 2024 Equity Plan pursuant to an Award shall not be returned to the 2024 Equity Plan and shall not become available for future issuance under the 2024 Equity Plan, except that if unvested Shares are forfeited, or repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the 2024 Equity Plan.

We have made and will make appropriate adjustments to outstanding grants and to the number or kind of shares subject to the 2024Equity Plan in the event of a stock split, reverse stock split, stock dividend, share combination or reclassification and certain other types of corporate transactions, including a merger or a sale of all or substantially all of our assets.

All grants will continue to be determined by the Committee.

Term

No Securities shall be granted pursuant to the 2024 Equity Plan on or after the date which is ten years from the effective date of the 2024 Equity Plan, but Options and awards of Restricted Stock theretofore granted may extend beyond that date.

Administration

The 2024 Equity Plan shall be administered by the Committee or the Board of Directors in the absence of a Compensation Committee of the Board. All references herein to the “Committee” shall be deemed to refer to the group then responsible for administration of the 2024 Equity Plan at the relevant time. If the Committee at the time of any grant, award or other acquisition under the 2024 Equity Plan does not consist of two or more Non-Employee Directors, or if there shall be no such Committee or if the Board otherwise determines to administer the 2024 Equity Plan, then the 2024 Equity Plan shall be administered by the Board.

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The Committee shall have the authority and power:

(i)	to select the Participants to whom awards may be granted from time to time hereunder;

(ii)	to determine whether and to what extent awards are granted hereunder;

(iii)	to determine the number of shares or the amount of other consideration to be covered by each Award granted hereunder;

(iv)	to approve forms of Award Agreements for use under the 2024 Equity Plan;

(v)	to determine the terms and conditions of any Award granted hereunder;

(vi)	to amend the terms of any outstanding Award granted under the 2024 Equity Plan, provided that any amendment that would adversely affect the Grantee’s rights under an outstanding Award shall not be made without the Grantee’s written consent;

(vii)	to construe and interpret the terms of the 2024 Equity Plan and Awards granted pursuant to the 2024 Equity Plan;

(viii)	correct any defects or supply any omission or reconcile any inconsistency in the 2024 Equity Plan or in any Securities granted under the 2024 Equity Plan in the manner and to the extent that the Committee deems desirable to carry into effect the 2024 Equity Plan or any Securities;

(ix)	to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions and to afford Grantees favorable treatment under such laws; provided, however, that no Award shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the 2024 Equity Plan; and

(x)	to take such other action, not inconsistent with the terms of the 2024 Equity Plan, as the administrator deems appropriate.

All decisions, determinations and interpretations of the administrator shall be conclusive and binding on all persons.

Grant Instruments

All grants will be subject to the terms and conditions set forth in our 2024 Equity Plan and to such other terms and conditions consistent with our 2024 Equity Plan as the Committee deems appropriate and as are specified in writing by the Committee to the individual in a grant instrument or an amendment to the grant instrument. All grants will be made conditional upon the acknowledgement of the grantee in writing or by acceptance of the grant, that all decisions and determinations of the Committee will be final and binding on the grantee, his or her beneficiaries and any other person having or claiming an interest under such grant.

Terms and Conditions of Awards

The administrator is authorized under the 2024 Equity Plan to award any type of arrangement to a Participant that is not inconsistent with the provisions of the 2024 Equity Plan and that by its terms involves or might involve the issuance of (i) Restricted Stock, (ii) an Option, or similar right with a fixed or variable price related to the Fair Market Value of the shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or (iii) any other security with the value derived from the value of the shares.

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Options

The term of each Option shall be fixed by the Committee, provided, however, that the term of an Incentive Option shall be no more than ten (10) years from the date of grant thereof. However, in the case of an Incentive Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Subsidiary, the term of the Incentive Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement.

In the case of an Incentive Stock Option: (A) granted to a Participant who, at the time of the grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; or (B) granted to any Participant other than a Participant described in the preceding clause, the purchase price of each share of Common Stock purchasable under an Incentive Option shall be determined by the Committee at the time of the grant but shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date the Option is granted. In the case of a Non-Qualified Option, the purchase price of each share of Common Stock purchasable under a Nonqualified Option shall not be less than 100% of the Fair Market Value of such share of Common Stock on the date the Option is granted.

Under the 2024 Equity Plan, the term “Fair Market Value” means the closing price on the final trading day immediately prior to the grant date of the Common Stock on the Nasdaq Capital Market or other principal securities exchange on which shares of Common Stock are listed (if the shares of Common Stock are so listed), or, if not so listed, the mean between the closing bid and asked prices of publicly traded shares of Common Stock in the over the counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Committee in a manner consistent with the provisions of the Code. Notwithstanding anything to the contrary of Section 5(a) of the 2024 Equity Plan, in no event shall the purchase price of a share of Common Stock be less than the minimum price permitted under the rules and policies of any national securities exchange on which the shares of Common Stock are listed.

“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any Subsidiary.

Terms and Conditions of Restricted Stock

A grantee of Restricted Stock (“Grantee”) shall have no rights to an award of Restricted Stock unless and until the Grantee accepts the award within the period prescribed by the Committee. After acceptance and issuance of a certificate or certificates, as provided for below, the Grantee shall have the rights of a stockholder with respect to Restricted Stock subject to the non-transferability and forfeiture restrictions.

Shares of Restricted Stock are forfeitable until the terms of the Restricted Stock grant have been satisfied. Shares of Restricted Stock are not transferable until the date on which the Committee has specified such restrictions have lapsed. Unless otherwise provided by the Committee at or after grant, distributions in the form of dividends or otherwise of additional shares or property in respect of shares of Restricted Stock shall be subject to the same restrictions as such shares of Restricted Stock.

Upon the occurrence of a Change in Control (as defined in the 2024 Equity Plan), the Committee may accelerate the vesting of outstanding Restricted Stock, in whole or in part, as determined by the Committee, in its sole discretion.

Unless otherwise determined by the Committee at or after grant, in the event the Grantee ceases to be an employee or otherwise associated with the Company for any other reason, all shares of Restricted Stock theretofore awarded to him which are still subject to restrictions shall be forfeited and the Company shall have the right to complete the blank stock power. The Committee may provide (on or after grant) that restrictions or forfeiture conditions relating to shares of Restricted Stock will be waived in whole or in part in the event of termination resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

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Transferability

Except as otherwise provided in the 2024 Equity Plan, all Awards under the 2024 Equity Plan shall be nontransferable and shall not be assignable, alienable, saleable or otherwise transferable by the Grantee other than by will or the laws of descent and distribution except pursuant to a domestic relations order entered by a court of competent jurisdiction. Notwithstanding the preceding sentence, the Board or the Committee may provide that any Award of Non-Qualified Stock Options may be transferable by the recipient to family members or family trusts established by the Grantee. The Board or the Committee may also provide that, in the event that a Grantee terminates employment with the Company to assume a position with a governmental, charitable, educational or similar non-profit institution, a third party, including but not limited to a “blind” trust, may be authorized by the Board or the Committee to act on behalf of and for the benefit of the respective Grantee with respect to any outstanding Awards. Except as otherwise provided in the 2024 Equity Plan, during the life of the Grantee, Awards under the 2024 Equity Plan shall be exercisable only by him or her except as otherwise determined by the Board or the Committee. In addition, if so permitted by the Board or the Committee, a Grantee may designate a beneficiary or beneficiaries to exercise the rights of the Grantee and receive any distributions under the 2024 Equity Plan upon the death of the Grantee.

Amendment and Termination

The Board may at any time amend, suspend or terminate the 2024 Equity Plan. To the extent necessary to comply with Applicable Laws, the Company shall obtain stockholder approval of any 2024 Equity Plan amendment in such a manner and to such a degree as required. No Award may be granted during any suspension of the 2024 Equity Plan or after termination of the 2024 Equity Plan. Any amendment, suspension or termination of the 2024 Equity Plan (including termination of the 2024 Equity Plan pursuant to its terms) shall not affect Awards already granted, and such Awards shall remain in full force and effect as if the 2024 Equity Plan had not been amended, suspended or terminated, unless mutually agreed otherwise between the Grantee and the administrator, which agreement must be in writing and signed by the Grantee and the Company.

Merger or Change in Control

The 2024 Equity Plan provides that if there is a merger or a “change in control” (as defined under the 2024 Equity Plan) of SRM, the Committee may accelerate the vesting and exercisability of outstanding Options, in whole or in part, as determined by the Committee in its sole discretion. In its sole discretion, the Committee may also determine that, upon the occurrence of a Change in Control, each outstanding Option shall terminate within a specified number of days after notice to the Optionee thereunder, and each such Optionee shall receive, with respect to each share of Common Stock subject to such Option, an amount equal to the excess of the Fair Market Value of such shares immediately prior to such Change in Control over the exercise price per share of such Option; such amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or a combination thereof, as the Committee shall determine in its sole discretion.

Forfeiture and Clawback

All awards granted under the 2024Equity Plan will be subject to recoupment under our clawback policy as the same may be amended or revised from time to time . In addition, the administrator may impose such other clawback, recovery or recoupment provisions in an award agreement as the administrator determines necessary or appropriate, including without limitation to any reacquisition right regarding previously acquired shares or other cash or property. In addition, the administrator may provide in an award agreement that the recipient’s rights, payments, and benefits with respect to such award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an award.

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Federal Income Tax Consequences

The following summary is intended only as a general guide as to the United States federal income tax consequences under current law of participation in our 2024 Equity Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

Stock option grants under the 2024 Equity Plan are intended either to qualify as incentive stock options under Internal Revenue Code of 1986, as amended (“IRC”) §422 or to be non-qualified stock options governed by IRC §§ 83 and 423, depending on how some are granted. Generally, no federal income tax is payable by a participant upon the grant of an incentive stock option and no deduction is allowed to be taken by the Company. The grant of a non-qualified stock option does result in the recognition of taxable income when the option is granted. Under current tax laws, if a participant exercises a non-qualified stock option, he or she will have taxable income equal to the difference between the market price of the stock on the exercise date and the stock option grant price. The Company will be entitled to a corresponding deduction on its income tax return. A participant will have no taxable income upon exercising an incentive stock option if the shares received are held for the applicable holding period (except that alternative minimum tax may apply), and the Company will receive no deduction when an incentive stock option is exercised. The Company may be entitled to a deduction in the case of a disposition of shares acquired under an incentive stock option that occurs before the applicable holding period has been satisfied.

Restricted stock and restricted stock units are also governed by IRC §83. Generally, the award of such restricted rights do not give rise to taxable income so long as same are subject to a substantial risk of forfeiture (i.e., becomes vested or transferable). Restricted stock generally becomes taxable when it is no longer subject to a “substantial risk of forfeiture.” Restricted stock units become taxable when settled. When taxable to the participant, income tax is paid on the value of the stock or units at ordinary rates. The Company will generally be entitled to a corresponding deduction on its income tax return in the year of income recognition by the grantee. Any additional gain on shares received are then taxed at capital gains rates when the shares are sold.

The grant of a stock appreciation right will not result in income for the participant or in a tax deduction for the Company. Upon the settlement of such a right, the participant will recognize ordinary income equal to the aggregate value of the payment received, and the Company generally will be entitled to a tax deduction in the same amount.

The foregoing is only a summary of the effect of federal income taxation on the participant and the Company under the 2024 Equity Plan. It does not purport to be complete and does not discuss the tax consequences arising in the context of a participant’s death or the income tax laws of any municipality, state or foreign country in which the participant’s income may be taxable.

Tax Withholding

No shares shall be delivered under the 2024 Equity Plan to any grantee or other person until such grantee or other person has made arrangements acceptable to the administrator for the satisfaction of any foreign, federal, state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of shares or the disqualifying disposition of shares received on exercise of an incentive stock option. Upon exercise of an award, the Company shall withhold or collect from grantee an amount sufficient to satisfy such tax obligations.

No Dissenters’ Rights

Under the Nevada Revised Statutes, the shareholders are not entitled to dissenters’ rights with respect to the 2024 Equity Plan, and the Company will not independently provide shareholders with any such right.

Vote Required

Approval of the 2024 Equity Plan t requires the affirmative vote of the holders of a majority of the shares that are represented by proxy at the Annual Meeting and entitled to vote on such matter (meaning that of the shares represented at the Annual Meeting and entitled to vote, a majority of them must be voted “FOR” Proposal No. 2 for it to be approved).

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Recommendation of our Board

OUR BOARD RECOMMENDS A VOTE “FOR” APPROVAL OF THE 2024 EQUITY PLAN

PROPOSAL NO. 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024

The Board has appointed M&K CPAS, PLLC (“M&K”) as our independent registered public accounting firm for the fiscal year ending December 31, 2024. The Board seeks an indication from shareholders of their approval or disapproval of the appointment.

M&K will audit our consolidated financial statements for the fiscal year ending December 31, 2024. We anticipate that a representative of M&K will be present by telephone at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions. Our consolidated financial statements for the fiscal years ended December 31, 2023 and 2022 were audited by M&K.

In the event shareholders fail to ratify the appointment of M&K, our Audit Committee will reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its shareholders.

The Audit Committee meets with our independent registered public accounting firm at least four (4) times a year. At such times, the Audit Committee reviews both audit and non-audit services performed by the independent registered public accounting firm, as well as the fees charged for such services. The Audit Committee is responsible for pre-approving all auditing services and non-auditing services (other than non-audit services falling within the de minimis exception set forth in Section 10A(i)(1)(B) of the Exchange Act and non-audit services that independent auditors are prohibited from providing to us) in accordance with the following guidelines: (1) pre-approval policies and procedures must be detailed as to the particular services provided; (2) the Audit Committee must be informed about each service; and (3) the Audit Committee may delegate pre-approval authority to one or more of its members, whom shall report to the full committee, but shall not delegate its pre-approval authority to management. Among other things, the Audit Committee examines the effect that performance of non-audit services may have upon the independence of the auditors.

The table below sets forth the aggregate fees billed for each of the last two fiscal years for professional services rendered by M&K for the audits of the Company’s annual financial statements and review of financial statements included in the Company’s quarterly reports or services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit-related fees consisted of fees related to the issuance of SEC registration statements and associated with the Company’s financing activities, including issuances of comfort letters.

Audit Fees totaling $65,000 and $90,000 were paid to M&K CPAS during the year ended December 31, 2023 and 2022, respectively.

No other fees were paid to M&K CPAS.

Required Vote

Ratification of the selection of M&K as our independent registered public accounting firm for the year ending December 31, 2024 requires the affirmative vote of the holders of a majority of the shares that are represented by proxy at the Annual Meeting and entitled to vote on such matter (meaning that of the shares represented at the Annual Meeting and entitled to vote, a majority of them must be voted “FOR” Proposal No. 3 for it to be approved).

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Recommendation of our Board

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL NO. 3 TO RATIFY THE APPOINTMENT OF M&K TO SERVE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024.

PROPOSAL NO. 4: APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Section 14A of the Exchange Act, we are conducting a stockholder advisory vote on the compensation paid to our named executive officers. This proposal, commonly known as “say-on-pay,” gives our stockholders the opportunity to express their views on our named executive officers’ compensation. The vote is advisory, and, therefore, it is not binding on our Board, our Compensation Committee, or the Company. Nevertheless, our Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions. We currently intend to conduct this advisory vote annually, subject to the outcome of the advisory vote on the frequency of future advisory votes on named executive officer compensation, as discussed in Proposal No. 5.

Our executive compensation program is designed to attract, motivate and retain our named executive officers who are critical to our success. Our Board believes that our executive compensation program is well tailored to retain and motivate key executives while recognizing the need to align our executive compensation program with the interests of our stockholders and our “pay-for-performance” philosophy. Our Compensation Committee continually reviews the compensation programs for our named executive officers to ensure they achieve the desired goals of aligning our executive compensation structure with our stockholders’ interests and current market practices.

We encourage our stockholders to read the “Summary Compensation Table” and other related compensation tables and narrative disclosures in the “Executive Compensation” section of this Proxy Statement, which describe the fiscal 2023 compensation of our named executive officers.

We are asking our stockholders to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the compensation tables and the narrative disclosures that accompany the compensation tables.

Vote Required

In order for the recommendation, on a non-binding advisory basis, of the compensation of the Company’s named executive officers, the recommendation must be approved by an affirmative vote of a majority of the shares represented at the Annual Meeting and entitled to vote.

Recommendation of our Board

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL NO. 4 APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2023, AS DESCRIBED IN THE EXECUTIVE COMPENSATION SECTION OF THIS PROXY STATEMENT.

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PROPOSAL NO. 5: APPROVAL, ON A NON-BINDING ADVISORY BASIS, ON THE FREQUENCY OF FUTURE ADVISORY VOTES TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

In Proposal No. 4, we are providing our shareholders the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers. In this Proposal No. 5, we are asking our Shareholders to cast a non-binding advisory vote regarding the frequency of future executive compensation advisory votes. Shareholders may vote for a frequency of every one, two, or three years, or may abstain. The submission of this proposal to stockholders is required by Section 14A of the Exchange Act.

Our Board will take into consideration the outcome of this vote in making a determination about the frequency of future executive compensation advisory votes. However, because this vote is advisory and non-binding, our Board may decide that it is in the best interests of our stockholders and the Company to hold the advisory vote to approve executive compensation more or less frequently.

After careful consideration, our Board believes that the executive compensation advisory vote should be held every three years, and therefore our Board unanimously recommends that you vote for a frequency of three years for future executive compensation advisory votes. A three-year cycle provides the Compensation Committee sufficient time to measure long-term performance, thoughtfully evaluate and respond to shareholder input and effectively implement desired changes to the compensation program. Moreover, there is an inherent delay between implementation of changes and their presentation in the proxy statement. Under SEC rules, decisions made for 2024 compensation are not reported until 2025. A three-year cycle will provide investors sufficient time to evaluate the effectiveness of the Company’s performance and compensation strategies.

Vote Required

The voting frequency option that receives the highest number of votes cast by stockholders at the Annual Meeting will be the frequency for future advisory votes to approve the compensation of our named executive officers.

Recommendation of our Board

OUR BOARD RECOMMENDS THAT THE SHAREHOLDERS SELECT THE OPTION OF HAVING SHAREHOLDERS PROVIDE AN ADVISORY VOTE ON THE COMPENSATION OF NAMED EXECUTIVE OFFICERS ONCE EVERY THREE YEARS.

OTHER MATTERS

Our Board does not know of any other matters that may come before the Annual Meeting. However, if any other matters are properly presented to the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

FUTURE SHAREHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shareholders may present proper proposals for inclusion in the Company’s proxy statement for consideration at the 2024 annual meeting of shareholders by submitting their proposals to the Company in a timely manner. These proposals must meet the shareholders eligibility and other requirements of the SEC. To be considered for inclusion in next year’s proxy materials, you must submit your proposal in writing no later than July 18, 2025 to the Company at SRM Entertainment Inc., 1061 E. Indiantown Rd., Ste. 110, Jupiter, FL 33477 provided, however, if the date of the Annual Meeting is convened more than 30 days before, or delayed by more than 30 days after the first anniversary of this Annual Meeting, a shareholder proposal must be submitted in writing to the Company not less than 10 calendar days after the date the Company shall have mailed notice to its shareholders of the date that the annual meeting of shareholders will be held or shall have issued a press release or otherwise publicly disseminated notice that an annual meeting of shareholders will be held and the date of the meeting.

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HOUSEHOLDING OF ANNUAL MEETING MATERIALS

In cases where multiple company stockholders share the same address, and the shares are held through a bank, broker, or other holder of record in a street-name account, only one copy of our proxy materials will be delivered to that address unless a stockholder at that address requests otherwise. This practice, known as “householding,” is intended to reduce our printing and postage costs. However, any street-name stockholders residing at the same address who wish to receive a separate copy of our proxy materials may request a copy by contacting their bank, broker or other holder of record, or by sending a written request to the Company at SRM Entertainment Inc., 1061 E. Indiantown Rd., Ste. 110, Jupiter, FL 33477. The voting instruction form sent to a street-name stockholder should provide information on how to request a separate copy of future materials for each company stockholder at that address, if that is your preference. Similarly, if you currently receive separate copies of our proxy materials but wish to participate in householding, please contact us through the method described above.

OTHER BUSINESS

We have not received notice of and do not expect any matters to be presented for vote at the Annual Meeting, other than the proposals described in this Proxy Statement. If you grant a proxy, the person named as proxy holder or their nominees or substitutes, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any unforeseen reason, any of our nominees are not available as a candidate for director, the proxy holder will vote your proxy for such other candidate or candidates nominated by our Board.

ADDITIONAL INFORMATION

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, we file periodic reports, documents and other information with the SEC relating to our business, financial statements and other matters. Such reports and other information may be accessed at www.sec.gov. You are encouraged to review our Annual Report on Form 10-K, together with any subsequent information we filed or will file with the SEC and other publicly available information.

*************

It is important that the proxies be returned promptly and that your shares be represented. Shareholders are urged to mark, date, execute and promptly return the accompanying proxy card.

November 20, 2024	By Order of the Board of Directors,

/s/ Richard Miller
Richard Miller Chairman

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Appendix A

SRM ENTERTAINMENT, INC.

2024 EQUITY INCENTIVE PLAN

1.	Purpose of the Plan.

This 2024 Equity Incentive Plan (the “Plan”) is intended as an incentive, to retain in the employ of and as directors, officers, consultants, advisors and employees to SRM Entertainment, Inc., a Nevada corporation (the “Company”), and any Subsidiary of the Company, within the meaning of Section 424(f) of the United States Internal Revenue Code of 1986, as amended (the “Code”), persons of training, experience and ability, to attract new directors, officers, consultants, advisors and employees whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries.

It is further intended that certain options granted pursuant to the Plan shall constitute incentive stock options within the meaning of Section 422 of the Code (the “Incentive Options”) while certain other options granted pursuant to the Plan shall be nonqualified stock options (the “Nonqualified Options”). Incentive Options and Nonqualified Options are hereinafter referred to collectively as “Options.”

The Company intends that the Plan meet the requirements of Rule 16b-3 (“Rule 16b-3”) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that transactions of the type specified in subparagraphs (c) to (f) inclusive of Rule 16b-3 by officers and directors of the Company pursuant to the Plan will be exempt from the operation of Section 16(b) of the Exchange Act. In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted consistent with the Company’s intent as stated in this Section 1.

2.	Administration of the Plan.

The authority to manage the operation of and administer the Plan shall be vested in the Board of Directors of the Company (the “Board”) or a Committee (the “Committee”) consisting of two or more directors who are (i) “Independent Directors” (as such term is defined under the rules of the NASDAQ Stock Market) and (ii) “Non-Employee Directors” (as such term is defined in Rule 16b-3), which shall serve at the pleasure of the Board. The Committee, subject to Sections 3, 5 and 6 hereof, shall have full power and authority to designate recipients of Options and restricted stock (“Restricted Stock”), and to determine the terms and conditions of the respective Option and Restricted Stock agreements (which need not be identical) and to interpret the provisions and supervise the administration of the Plan. The Committee shall have the authority, without limitation, to designate which Options granted under the Plan shall be Incentive Options and which shall be Nonqualified Options. To the extent any Option does not qualify as an Incentive Option, it shall constitute a separate Nonqualified Option.

Subject to the provisions of the Plan, the Committee shall interpret the Plan and all Options and Restricted Stock (the “Securities”) granted under the Plan, shall make such rules as it deems necessary for the proper administration of the Plan, shall make all other determinations necessary or advisable for the administration of the Plan and shall correct any defects or supply any omission or reconcile any inconsistency in the Plan or in any Securities granted under the Plan in the manner and to the extent that the Committee deems desirable to carry into effect the Plan or any Securities. The act or determination of a majority of the Committee shall be the act or determination of the Committee and any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority of the Committee at a meeting duly held for such purpose. Subject to the provisions of the Plan, any action taken or determination made by the Committee pursuant to this and the other Sections of the Plan shall be conclusive on all parties.

In the event that for any reason the Committee is unable to act or if the Committee at the time of any grant, award or other acquisition under the Plan does not consist of two or more Non-Employee Directors, or if there shall be no such Committee, or if the Board otherwise determines to administer the Plan, then the Plan shall be administered by the Board, and references herein to the Committee (except in the proviso to this sentence) shall be deemed to be references to the Board, and any such grant, award or other acquisition may be approved or ratified in any other manner contemplated by subparagraph (d) of Rule 16b-3.

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3.	Designation of Optionees and Grantees.

The persons eligible for participation in the Plan as recipients of Options (the “Optionees”) or Restricted Stock (the “Grantees” and together with Optionees, the “Participants”) shall include directors, officers and employees of, and consultants and advisors to, the Company or any Subsidiary; provided that Incentive Options may only be granted to employees of the Company and any Subsidiary. In selecting Participants, and in determining the number of shares to be covered by each Option or award of Restricted Stock granted to Participants, the Committee may consider any factors it deems relevant, including, without limitation, the office or position held by the Participant or the Participant’s relationship to the Company, the Participant’s degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary, the Participant’s length of service, promotions and potential. A Participant who has been granted an Option or Restricted Stock hereunder may be granted an additional Option or Options, or Restricted Stock if the Committee shall so determine.

4.	Stock Reserved for the Plan.

Subject to adjustment as provided in Section 8 hereof, a maximum of 2,250,000 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), shall be subject to the Plan. The shares of Common Stock subject to the Plan shall consist of unissued shares, treasury shares or previously issued shares held by any Subsidiary of the Company, and such number of shares of Common Stock shall be and is hereby reserved for such purpose. Any of such shares of Common Stock that may remain unissued and that are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purposes of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares of Common Stock to meet the requirements of the Plan. Should any Securities expire or be canceled prior to its exercise, satisfaction of conditions or vesting in full, as applicable, or should the number of shares of Common Stock to be delivered upon the exercise or vesting in full of an Option or award of Restricted Stock be reduced for any reason, the shares of Common Stock theretofore subject to such Option or Restricted Stock, as applicable, may be subject to future Options or Restricted Stock under the Plan.

5.	Terms and Conditions of Options.

Options granted under the Plan shall be subject to the following conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a) Option Price. The purchase price of each share of Common Stock purchasable under an Incentive Option shall be determined by the Committee at the time of grant, but shall not be less than 100% of the Fair Market Value (as defined below) of such share of Common Stock on the date the Option is granted; provided, however, that with respect to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, the purchase price per share of Common Stock shall be at least 110% of the Fair Market Value per share of Common Stock on the date of grant. The purchase price of each share of Common Stock purchasable under a Nonqualified Option shall not be less than 100% of the Fair Market Value of such share of Common Stock on the date the Option is granted. The exercise price for each Option shall be subject to adjustment as provided in Section 8 below. “Fair Market Value” means the closing price on the final trading day immediately prior to the grant date of the Common Stock on the NASDAQ Capital Market or other principal securities exchange on which shares of Common Stock are listed (if the shares of Common Stock are so listed), or, if not so listed, the mean between the closing bid and asked prices of publicly traded shares of Common Stock in the over the counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Committee in a manner consistent with the provisions of the Code. Anything in this Section 5(a) to the contrary notwithstanding, in no event shall the purchase price of a share of Common Stock be less than the minimum price permitted under the rules and policies of any national securities exchange on which the shares of Common Stock are listed.

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(b) Option Term. The term of each Option shall be fixed by the Committee, but no Option shall be exercisable more than ten years after the date such Option is granted and in the case of an Incentive Option granted to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, no such Incentive Option shall be exercisable more than five years after the date such Incentive Option is granted.

(c) Exercisability. Subject to Section 5(j) hereof, Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant; provided, however, that in the absence of any Option vesting periods designated by the Committee at the time of grant, Options shall vest and become exercisable as to one-third of the total number of shares subject to the Option on each of the first, second and third anniversaries of the date of grant; and provided further that no Options shall be exercisable until such time as any vesting limitation required by Section 16 of the Exchange Act, and related rules, shall be satisfied if such limitation shall be required for continued validity of the exemption provided under Rule 16b-3(d)(3).

Upon the occurrence of a “Change in Control” (as hereinafter defined), the Committee may accelerate the vesting and exercisability of outstanding Options, in whole or in part, as determined by the Committee in its sole discretion. In its sole discretion, the Committee may also determine that, upon the occurrence of a Change in Control, each outstanding Option shall terminate within a specified number of days after notice to the Optionee thereunder, and each such Optionee shall receive, with respect to each share of Common Stock subject to such Option, an amount equal to the excess of the Fair Market Value of such shares immediately prior to such Change in Control over the exercise price per share of such Option; such amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or a combination thereof, as the Committee shall determine in its sole discretion.

For purposes of the Plan, unless otherwise defined in an employment agreement between the Company and the relevant Optionee, a Change in Control shall be deemed to have occurred if:

(i) a tender offer (or series of related offers) shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Company, unless as a result of such tender offer more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the commencement of such offer), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

(ii) the Company shall be merged or consolidated with another corporation, unless as a result of such merger or consolidation more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

(iii) the Company shall sell substantially all of its assets to another corporation that is not wholly owned by the Company, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries and their affiliates; or

(iv) a Person (as defined below) shall acquire 50% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the first acquisition of such securities by such Person), any employee benefit plan of the Company or its Subsidiaries, and their affiliates.

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Notwithstanding the foregoing, if Change of Control is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Change of Control shall have the meaning ascribed to it in such employment agreement.

For purposes of this Section 5(c), ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the date hereof) under the Exchange Act. In addition, for such purposes, “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; provided, however, that a Person shall not include (A) the Company or any of its Subsidiaries; (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries; (C) an underwriter temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company.

(d) Method of Exercise. Options to the extent then exercisable may be exercised in whole or in part at any time during the option period, by giving written notice to the Company specifying the number of shares of Common Stock to be purchased, accompanied by payment in full of the purchase price, in cash, or by check or such other instrument as may be acceptable to the Committee. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may be made at the election of the Optionee (i) in the form of Common Stock owned by the Optionee (based on the Fair Market Value of the Common Stock which is not the subject of any pledge or security interest, (ii) in the form of shares of Common Stock withheld by the Company from the shares of Common Stock otherwise to be received with such withheld shares of Common Stock having a Fair Market Value equal to the exercise price of the Option, or (iii) by a combination of the foregoing, such Fair Market Value determined by applying the principles set forth in Section 5(a), provided that the combined value of all cash and cash equivalents and the Fair Market Value of any shares surrendered to the Company is at least equal to such exercise price and except with respect to (ii) above, such method of payment will not cause a disqualifying disposition of all or a portion of the Common Stock received upon exercise of an Incentive Option. An Optionee shall have the right to dividends and other rights of a stockholder with respect to shares of Common Stock purchased upon exercise of an Option at such time as the Optionee (i) has given written notice of exercise and has paid in full for such shares, and (ii) has satisfied such conditions that may be imposed by the Company with respect to the withholding of taxes.

(e) Non-transferability of Options. Options are not transferable and may be exercised solely by the Optionee during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution. The Committee, in its sole discretion, may permit a transfer of a Nonqualified Option to (i) a trust for the benefit of the Optionee, (ii) a member of the Optionee’s immediate family (or a trust for his or her benefit) or (iii) pursuant to a domestic relations order. Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any Option contrary to the provisions hereof shall be void and ineffective and shall give no right to the purported transferee.

(f) Termination by Death. Unless otherwise determined by the Committee, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of death, the Option may thereafter be exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the Optionee under the will of the Optionee, for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or until the expiration of the stated term of such Option as provided under the Plan, whichever period is shorter.

(g) Termination by Reason of Disability. Unless otherwise determined by the Committee, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of Disability (as defined below), then any Option held by such Optionee may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after ninety (90) days after the date of such termination of employment or service (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or the expiration of the stated term of such Option, whichever period is shorter; provided, however, that, if the Optionee dies within such ninety (90) day period, any unexercised Option held by such Optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or for the stated term of such Option, whichever period is shorter. “Disability” shall mean an Optionee’s total and permanent disability; provided, that if Disability is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Disability shall have the meaning ascribed to it in such employment agreement

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(h) Termination by Reason of Retirement. Unless otherwise determined by the Committee, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of Normal or Early Retirement (as such terms are defined below), any Option held by such Optionee may thereafter be exercised to the extent it was exercisable at the time of such Retirement (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after ninety (90) days after the date of such termination of employment or service (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or the expiration of the stated term of such Option, whichever date is earlier; provided, however, that, if the Optionee dies within such ninety (90) day period, any unexercised Option held by such Optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or for the stated term of such Option, whichever period is shorter.

For purposes of this paragraph (h), “Normal Retirement” shall mean retirement from active employment with the Company or any Subsidiary on or after the normal retirement date specified in the applicable Company or Subsidiary pension plan or if no such pension plan, age 65, and “Early Retirement” shall mean retirement from active employment with the Company or any Subsidiary pursuant to the early retirement provisions of the applicable Company or Subsidiary pension plan or if no such pension plan, age 55.

(i) Other Terminations. Unless otherwise determined by the Committee upon grant, if any Optionee’s employment with or service to the Company or any Subsidiary is terminated by such Optionee for any reason other than death, Disability, Normal or Early Retirement or Good Reason (as defined below), the Option shall thereupon terminate, except that the portion of any Option that was exercisable on the date of such termination of employment or service may be exercised for the lesser of ninety (90) days after the date of termination (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or the balance of such Option’s term, which ever period is shorter. The transfer of an Optionee from the employ of or service to the Company to the employ of or service to a Subsidiary, or vice versa, or from one Subsidiary to another, shall not be deemed to constitute a termination of employment or service for purposes of the Plan.

(i) In the event that the Optionee’s employment or service with the Company or any Subsidiary is terminated by the Company or such Subsidiary for “cause” any unexercised portion of any Option shall immediately terminate in its entirety. For purposes hereof, unless otherwise defined in an employment agreement between the Company and the relevant Optionee, “Cause” shall exist upon a good-faith determination by the Board, following a hearing before the Board at which an Optionee was represented by counsel and given an opportunity to be heard, that such Optionee has been accused of fraud, dishonesty or act detrimental to the interests of the Company or any Subsidiary of Company or that such Optionee has been accused of or convicted of an act of willful and material embezzlement or fraud against the Company or of a felony under any state or federal statute; provided, however, that it is specifically understood that “Cause” shall not include any act of commission or omission in the good-faith exercise of such Optionee’s business judgment as a director, officer or employee of the Company, as the case may be, or upon the advice of counsel to the Company. Notwithstanding the foregoing, if Cause is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Cause shall have the meaning ascribed to it in such employment agreement.

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(ii) In the event that an Optionee is removed as a director, officer or employee by the Company at any time other than for “Cause” or resigns as a director, officer or employee for “Good Reason” the Option granted to such Optionee may be exercised by the Optionee, to the extent the Option was exercisable on the date such Optionee ceases to be a director, officer or employee. Such Option may be exercised at any time within one (1) year after the date the Optionee ceases to be a director, officer or employee (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof), or the date on which the Option otherwise expires by its terms; whichever period is shorter, at which time the Option shall terminate; provided, however, if the Optionee dies before the Options terminate and are no longer exercisable, the terms and provisions of Section 5(f) shall control. For purposes of this Section 5(i), and unless otherwise defined in an employment agreement between the Company and the relevant Optionee, Good Reason shall exist upon the occurrence of the following:

(A)	the assignment to Optionee of any duties inconsistent with the position in the Company that Optionee held immediately prior to the assignment;

(B)

a Change of Control resulting in a significant adverse alteration in the status or conditions of Optionee’s participation with the Company or other nature of Optionee’s responsibilities from those in effect prior to such Change of Control, including any significant alteration in Optionee’s responsibilities immediately prior to such Change in Control; and

(C)	the failure by the Company to continue to provide Optionee with benefits substantially similar to those enjoyed by Optionee prior to such failure.

Notwithstanding the foregoing, if Good Reason is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Good Reason shall have the meaning ascribed to it in such employment agreement.

(j) Limit on Value of Incentive Option. The aggregate Fair Market Value, determined as of the date the Incentive Option is granted, of Common Stock for which Incentive Options are exercisable for the first time by any Optionee during any calendar year under the Plan (and/or any other stock option plans of the Company or any Subsidiary) shall not exceed $100,000. Should it be determined that an Incentive Stock Option granted under the Plan exceeds such maximum for any reason other than a failure in good faith to value the Stock subject to such option, the excess portion of such option shall be considered a Nonqualified Option. To the extent the employee holds two (2) or more such Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such Option as Incentive Stock Options under the Federal tax laws shall be applied on the basis of the order in which such Options are granted. If, for any reason, an entire Option does not qualify as an Incentive Stock Option by reason of exceeding such maximum, such Option shall be considered a Nonqualified Option.

6.	Terms and Conditions of Restricted Stock.

Restricted Stock may be granted under this Plan aside from, or in association with, any other award and shall be subject to the following conditions and shall contain such additional terms and conditions (including provisions relating to the acceleration of vesting of Restricted Stock upon a Change of Control), not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a) Grantee rights. A Grantee shall have no rights to an award of Restricted Stock unless and until Grantee accepts the award within the period prescribed by the Committee and, if the Committee shall deem desirable, makes payment to the Company in cash, or by check or such other instrument as may be acceptable to the Committee. After acceptance and issuance of a certificate or certificates, as provided for below, the Grantee shall have the rights of a stockholder with respect to Restricted Stock subject to the non-transferability and forfeiture restrictions described in Section 6(d) below.

(b) Issuance of Certificates. The Company shall issue in the Grantee’s name a certificate or certificates for the shares of Common Stock associated with the award promptly after the Grantee accepts such award.

(c) Delivery of Certificates. Unless otherwise provided, any certificate or certificates issued evidencing shares of Restricted Stock shall not be delivered to the Grantee until such shares are free of any restrictions specified by the Committee at the time of grant.

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(d) Forfeitability, Non-transferability of Restricted Stock. Shares of Restricted Stock are forfeitable until the terms of the Restricted Stock grant have been satisfied. Shares of Restricted Stock are not transferable until the date on which the Committee has specified such restrictions have lapsed. Unless otherwise provided by the Committee at or after grant, distributions in the form of dividends or otherwise of additional shares or property in respect of shares of Restricted Stock shall be subject to the same restrictions as such shares of Restricted Stock.

(e) Change of Control. Upon the occurrence of a Change in Control as defined in Section 5(c), the Committee may accelerate the vesting of outstanding Restricted Stock, in whole or in part, as determined by the Committee, in its sole discretion.

(f) Termination of Employment. Unless otherwise determined by the Committee at or after grant, in the event the Grantee ceases to be an employee or otherwise associated with the Company for any other reason, all shares of Restricted Stock theretofore awarded to him which are still subject to restrictions shall be forfeited and the Company shall have the right to complete the blank stock power. The Committee may provide (on or after grant) that restrictions or forfeiture conditions relating to shares of Restricted Stock will be waived in whole or in part in the event of termination resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

7.	Term of Plan.

No Securities shall be granted pursuant to the Plan on or after the date which is ten years from the effective date of the Plan, but Options and awards of Restricted Stock theretofore granted may extend beyond that date.

8.	Capital Change of the Company.

In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the Common Stock of the Company, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares reserved for issuance under the Plan and (A) in the number and option price of shares subject to outstanding Options granted under the Plan, to the end that after such event each Optionee’s proportionate interest shall be maintained (to the extent possible) as immediately before the occurrence of such event. The Committee shall, to the extent feasible, make such other adjustments as may be required under the tax laws so that any Incentive Options previously granted shall not be deemed modified within the meaning of Section 424(h) of the Code. Appropriate adjustments shall also be made in the case of outstanding Restricted Stock granted under the Plan.

The adjustments described above will be made only to the extent consistent with continued qualification of the Option under Section 422 of the Code (in the case of an Incentive Option) and Section 409A of the Code.

9.	Purchase for Investment/Conditions.

Unless the Options and shares covered by the Plan have been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the Company has determined that such registration is unnecessary, each person exercising or receiving Securities under the Plan may be required by the Company to give a representation in writing that he is acquiring the securities for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof. The Committee may impose any additional or further restrictions on awards of Securities as shall be determined by the Committee at the time of award.

10.	Taxes.

(a) The Company may make such provisions as it may deem appropriate, consistent with applicable law, in connection with any Securities granted under the Plan with respect to the withholding of any taxes (including income or employment taxes) or any other tax matters.

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(b) If any Grantee, in connection with the acquisition of Restricted Stock, makes the election permitted under Section 83(b) of the Code (that is, an election to include in gross income in the year of transfer the amounts specified in Section 83(b)), such Grantee shall notify the Company of the election with the Internal Revenue Service pursuant to regulations issued under the authority of Code Section 83(b).

(c) If any Grantee shall make any disposition of shares of Common Stock issued pursuant to the exercise of an Incentive Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition within ten (10) days hereof.

11.	Effective Date of Plan.

The Plan was approved by the Board of Directors on November 12, 2024; the Plan was approved by majority vote of the Company’s stockholders on December 4, 2024; and the effective date is December 5, 2024.

12.	Amendment and Termination.

The Board may amend, suspend, or terminate the Plan, except that no amendment shall be made that would impair the rights of any Participant under Securities theretofore granted without the Participant’s consent, and except that no amendment shall be made which, without the approval of the stockholders of the Company would:

(a) materially increase the number of shares that may be issued under the Plan, except as is provided in Section 8;

(b) materially increase the benefits accruing to the Participants under the Plan;

(c) materially modify the requirements as to eligibility for participation in the Plan;

(d) decrease the exercise price of an Incentive Option to less than 100% of the Fair Market Value per share of Common Stock on the date of grant thereof or the exercise price of a Nonqualified Option to less than 100% of the Fair Market Value per share of Common Stock on the date of grant thereof;

(e) extend the term of any Option beyond that provided for in Section 5(b);

(f) except as otherwise provided in Sections 5(d) and 8 hereof, reduce the exercise price of outstanding Options or effect repricing through cancellations and re-grants of new Options;

(g) increase the number of shares of Common Stock to be issued or issuable under the Plan to an amount that is equal to or in excess of 19.99% of the number of shares of Common Stock outstanding before the issuance of the stock or securities; or

(h) otherwise require stockholder approval pursuant to the rules and regulations of the NASDAQ Stock Market.

Subject to the forgoing, the Committee may amend the terms of any Option theretofore granted, prospectively or retrospectively, but no such amendment shall impair the rights of any Optionee without the Optionee’s consent. It is the intention of the Board that the Plan comply strictly with the provisions of Section 409A of the Code and Treasury Regulations and other Internal Revenue Service guidance promulgated thereunder (the “Section 409A Rules”) and the Committee shall exercise its discretion in granting awards hereunder (and the terms of such awards), accordingly. The Plan and any grant of an award hereunder may be amended from time to time (without, in the case of an award, the consent of the Participant) as may be necessary or appropriate to comply with the Section 409A Rules.

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13.	Government Regulations.

The Plan, and the grant and exercise or conversion, as applicable, of Securities hereunder, and the obligation of the Company to issue and deliver shares under such Securities shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies, national securities exchanges and interdealer quotation systems as may be required.

14.	General Provisions.

(a) Certificates. All certificates for shares of Common Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, or other securities commission having jurisdiction, any applicable Federal or state securities law, any stock exchange or interdealer quotation system upon which the Common Stock is then listed or traded and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

(b) Employment Matters. Neither the adoption of the Plan nor any grant or award under the Plan shall confer upon any Participant who is an employee of the Company or any Subsidiary any right to continued employment or, in the case of a Participant who is a director, continued service as a director, with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees, the service of any of its directors or the retention of any of its consultants or advisors at any time.

(c) Limitation of Liability. No member of the Committee, or any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

(d) Registration of Stock. Notwithstanding any other provision in the Plan, no Option may be exercised unless and until the Common Stock to be issued upon the exercise thereof has been registered under the Securities Act and applicable state securities laws, or are, in the opinion of counsel to the Company, exempt from such registration in the United States. The Company shall not be under any obligation to register under applicable federal or state securities laws any Common Stock to be issued upon the exercise of an Option granted hereunder in order to permit the exercise of an Option and the issuance and sale of the Common Stock subject to such Option, although the Company may in its sole discretion register such Common Stock at such time as the Company shall determine. If the Company chooses to comply with such an exemption from registration, the Common Stock issued under the Plan may, at the direction of the Committee, bear an appropriate restrictive legend restricting the transfer or pledge of the Common Stock represented thereby, and the Committee may also give appropriate stop transfer instructions with respect to such Common Stock to the Company’s transfer agent.

15.	Non-Uniform Determinations.

The Committee’s determinations under the Plan, including, without limitation, (i) the determination of the Participants to receive awards, (ii) the form, amount and timing of such awards, (iii) the terms and provisions of such awards and (iv) the agreements evidencing the same, need not be uniform and may be made by it selectively among Participants who receive, or who are eligible to receive, awards under the Plan, whether or not such Participants are similarly situated.

16.	Governing Law.

The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the internal laws of the State of Nevada, without giving effect to principles of conflicts of laws, and applicable federal law.

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ClearTrust, LLC - Proxy Agent
16540 Pointe Village Dr., Ste 210
Lutz, Florida 33558

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY

ONLINE (FASTEST AND EASIEST):
- Go to: www.cleartrustonline.com/srm
- Have your Proxy Card ready
- Follow the simple instructions to record your vote

MAIL
- Mark, sign and date your Proxy Card
- Fold and return your Proxy Card in the postage-paid envelope provided

PHONE:
- Call 1-813-235-4490
- Have your Proxy Card ready
- Request to vote your proxy.

FOR YOUR VOTE TO COUNT, YOU MUST VOTE BEFORE THE POLLS CLOSE ON THE DAY OF THE MEETING.

CONTROL NUMBER:

ANNUAL MEETING OF STOCKHOLDERS

SRM ENTERTAINMENT, INC.

DATE: **December 4, 2024**
TIME: **11 A.M. Eastern Time**
LOCATION: **1061 E. Indiantown Rd., Ste. 110, Jupiter, FL 33477**

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Richard Miller and Douglas O. McKinnon (the "Named Proxies") as proxies for the undersigned, with full power of substitution and resubstitution, and authorizes him to vote all the shares of common stock of SRM Entertainment, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS' RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In his discretion, the Named Proxy is authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxy cannot vote your shares unless you sign (on the reverse side) and return this card or otherwise provide voting instructions by phone or on the internet as described above.

Continued and to be signed on the reverse side

SRM ENTERTAINMENT, INC.
ANNUAL MEETING OF STOCKHOLDERS

PROPOSAL		YOUR VOTE				BOARD OF DIRECTORS RECOMMENDS
1.	Elect five directors to the Board of Directors of SRM Entertainment, Inc. to hold office until the next annual meeting of shareholders or until each of their successors are elected and qualified.					
		FOR		WITHHOLD		**FOR**
	Richard Miller	☐		☐		
	Douglas O. McKinnon	☐		☐		
	Hans Haywood	☐		☐		
	Gary Herman	☐		☐		
	Christopher Melton	☐		☐		
		FOR	AGAINST	ABSTAIN		
2.	Approve the 2024 Equity Incentive Plan.	☐	☐	☐		**FOR**
3.	Ratify the appointment of M&K CPAS, PLLC as the company's independent registered public accounting firm for the fiscal year ending December 31, 2024.	☐	☐	☐		**FOR**
4.	Approve, on a non-binding advisory basis, the compensation of the company's named executive officers.	☐	☐	☐		**FOR**
		1 YEAR	2 YEARS	3 YEARS	ABSTAIN	**3 YEARS**
5.	Approve, on a non-binding advisory basis, the frequency of future advisory votes on the compensation of the company's named executive officers.	☐	☐	☐	☐	

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

Signature (and Title if applicable)	Date	Signature (if held jointly)	Date

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